CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         TECHNICAL ASSISTANCE AGREEMENT

AGREEMENT made and entered into, by and between

Matsushita Communication Industrial Co., Ltd., Communication Systems Division, a Japanese Corporation, having its principal offices at 3-1 Tsunashima-Higashi 4-chome, Kohoku-ku, Yokohama 223-8639, Japan (hereinafter called "Licensor"), and
UTStarcom Inc., a Delaware corporation, having its principal offices at 1275 Harbor Bay Parkway, Suit 100, Alameda, California 94502, U.S.A. (hereinafter called "Licensee").

                                   WITNESSETH:

RECITALS:

Licensor and Licensee have been the parties to Purchase Agreement for P.R. China Market effective as of April 1, 1997 which is subsequently renewed and amended (hereinafter referred to as the "Purchase Agreements"), under which Licensee purchased a certain products from Licensor on an OEM basis so that Licensee connects and integrates the products with other products to build up the wireless local loop system, and resells and installs such system in P.R. China.

Licensee has some difficulties in obtaining the license to import the products purchased from Licensor into P.R. China and is desirous of receiving from Licensor, technical assistance and information for, and know-how in connection with, the manufacture and assembly in P.R.China of such products,

Licensor is willing and ready to render such technical assistance, information and know-how to Licensee, all upon and subject to the terms and conditions hereinafter set forth,

NOW, THEREFORE, in consideration of the recitals and the mutual promises herein contained, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

1.01 The term "Item(s)" means,
1) radio port controllers, and
2) radio ports.

Any other items may be added to the aforesaid items or any of the aforesaid items may be excluded from the scope of Items by mutual written agreement or the parties hereto and subject to the approval of the Japanese Government, if then required.

1.02 The term "Products" means the product models and the subassemblies therefor within the scope of Items, that are designed and/or manufactured by Licensor during the term of this Agreement and are selected by a written agreement of the parties hereto. The initial Products are set forth in Exhibit A attached hereto and made a part hereof. Exhibit A may be amended by a written agreement of the parties from time to time during the term or this Agreement and subject to the approval of the Japanese Government, if then required.

1.03 The term "Effective Date" means the date on which both parties signed this Agreement (if different, the later date of signature), subject to the approval of the Japanese Government, if necessary.

1.04 The term "Components" means parts, components, materials, subassemblies, printed circuit boards, control cards, interface cards, accessories, packing materials, and printed materials used in the Products.

1.05 The term "Production Equipment" means machine, tools, jigs, molds, dies, and instruments, required by Licensee for manufacture (including assembly, adjustment, programming, and tests) and inspection of the Products.

1.06 The term "Production" means procurement of Production Equipment, Components, assembly, adjustment, in-process test, quality control inspection and repair.

1.07 The term "Calculation Period" means the period from January 1 to June 30 of each year, the period from July 1 to December 31 of each year, and the period from the later coming January 1 or July 1 to the date of termination or expiration of this Agreement.

1.08 The term "Affiliates" means companies or other entities controlling, controlled by, or under the common control with, either party, and the term "Subsidiaries" means, among the Affiliates, companies or other entities controlled by either party. As used in this Article, the term "control" means the direct or indirect ownership or control of the majority of the outstanding shares or the ownership representing the power to direct the business of the companies or entities, as long as such ownership or control exists.

ARTICLE 2. TECHNICAL ASSISTANCE

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2.01 Technical Information and Advice:

2.01A During the term of this Agreement, Licensor shall furnish Licensee with a set of written technical information for use by Licensee in the manufacture and/or assembly of the Products to the extent freely disposable by Licensor without any obligation to any third party, necessary for the Production of the Products by Licensee. Such information (hereinafter called "Technical Information") shall be as set forth in Exhibit B attached hereto and made a part of this Agreement.

2.01B From time to time during the term of this Agreement, whenever a new Product is selected pursuant to Article 1.02. hereof, Licensor will furnish Licensee with the technical information therefor, to the extent provided for in
Article 2.01A hereof and required in addition to what has been previously supplied. Such technical information shall also be the Technical Information.

2.01C From time to time during the term of this Agreement, whenever necessary in the reasonable judgment of Licensee, Licensor will furnish Licensee with advice and information which is incidental or supplemental to the Technical Information furnished pursuant to Articles 2.01A and 2.01B hereof and which may be properly disclosed by Licensor.

2.01D All Technical Information furnished hereunder shall be in the English language, and the measurements and specifications used therein shall be in the metric system.

2.02 Technical Service:
2.02A From time to time during the term of this Agreement, at the reasonable request of Licensee in writing, Licensor may permit officers and/or employees of Licensee to visit Licensor's facilities at which it manufactures or assembles the Products, for such periods of time as mutually agreed, to train such personnel of Licensee in the process of manufacturing and assembling the Products.

2.02B From time to time during the term of this Agreement, at the reasonable request of Licensee in writing, Licensor may send one or more of its engineers and/or technicians to Licensee's facilities at which it manufactures and/or assembles the Products, for such periods of time as mutually agreed, to provide advisory and instructive technical service to Licensee regarding the manufacture and/or assembly of the Products hereunder.

2.02C Details of the terms and conditions applicable to the technical services to be provided to Licensee as set forth in Articles 2.02A and 2.02B that are to be rendered by Licensor's engineers or technicians visiting Licensee's factory as herein provided shall be confirmed in writing between both parties hereto to the extent practicable prior to any such visit.


                                     - 3 -
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2.02D From time to time during the term of this Agreement, at the reasonable request of Licensee, Licensor may inspect or test samples of the Products produced by Licensee or the Components obtained by Licensee pursuant to the provisions of Article 4.02 hereof, and Licensor may inform Licensee of the results of such inspection or the test with any pertinent comments, if any, that Licensor may have to make. Such samples shall be given to Licensor free of charge and at the sole expense of Licensee. Licensee shall also reimburse Licensor, in Japanese Yen, for the expenses of inspection or test of such samples, the customs clearance charges, transportation expenses and all other sundry expenses involved after receipt by Licensee of Licensor's invoice therefor.

2.03A [*] costs and expenses for the technical information, advice and services to be provided to Licensee as set forth in Articles 2.01 and 2.02 hereof (hereinafter called "Technical Services"), including those for technical information, advice, technical service, accommodation, transportation to and from Japan by air coach, meals and allowances, in respect of Licensor's engineers and/or technicians and Licensee's officers and/or employees as the case may be, shall be paid, or if paid by Licensor, shall be reimbursed, by Licensee to Licensor in Japanese Yen by means of telegraphic transfer within [*] after Licensor's presentation to Licensee of bills or invoices for any such costs or expenses.

2.03B The schedule of the Technical Services at the initial stage and the payment therefor shall be set forth in Exhibit C.

2.03C Anything to the contrary herein notwithstanding, all such personnel of Licensor shall be deemed at all times to be employees of Licensor, subject to Licensor's ultimate direction and control, and shall not be deemed to be employees of Licensee.

2.04 Governmental Approval:
Any of the Technical Assistance (as defined in Article 3.01A hereof) herein contemplated shall be made available to Licensee subject to a required approval by the competent authority of the Japanese Government under the Foreign Exchange and Foreign Trade Law of Japan, and/or the Japanese governmental administration guidance if and to the extent from time to time so required. It is further agreed by the parties hereto that any addition or selection of Item or Product pursuant hereto and any renewal of this Agreement shall also be subject to a required approval of the Japanese Government under the aforesaid law and/or governmental guidance, if and to the extent then required.

ARTICLE 3. LICENSES

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[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.01A During the term of this Agreement, Licensor hereby grants to Licensee a [*] license, with [*], to use the Technical Information and advice and information related thereto and the Technical Services and such other technical assistance as may be furnished by Licensor hereunder (all of which are hereinafter collectively called "Technical Assistance") in order to manufacture and/or assemble the Products in P.R. China for sale, use, lease or other disposition of the same in P.R. China.

3.01B To the extent any patent owned by Licensor is embodied within the Technical Assistance and is applicable to manufacturing or selling the Products, Licensor agrees and hereby grants to Licensee during the term hereof, a [*] license under such patent, with no right to sub-license, to the extent necessary to exercise the license granted under Article 3.01A.

3.01C Notwithstanding Articles 3.01A and 3.01B, Licensee shall grant a sub-license of the license granted to it under Articles 3.01A and 3.01B to [*] (hereinafter called "Sub-Licensee"), as long as the Sub-Licensee remains a Subsidiary of the Licensee and provided that Licensee obtains at its risk and responsibility any permits and licenses necessary for such sub-license including, but not limited to, those by the governments of [*], that the Licensee shall have Sub-Licensee observe and comply with the terms and conditions hereof, and that Licensee shall be responsible for the performance of the Sub-Licensee. In the event there is a major change in the management or ownership of the Sub-Licensee, the Licensee shall inform the Licensor thereof without delay.

3.01D In the event the Licensee or the Sub-Licensee invents, creates or perceives any improvement, enhancement, addition or other modification on the Products and/or Technical Assistance during the term of this Agreement, the Licensee and the Sub-Licensee hereby grants to Licensor and its Subsidiaries a [*] license, with no right to sublicense, to use such improvement, enhancement and modification in order to manufacture/assemble the Item for sale, use, lease or other disposition of the same.

3.01E In the event any improvement, enhancement, addition or other modification on the Products and/or Technical Assistance is invented, created or perceived jointly by (i) the Licensor and (ii) the Licensee and/or Sub-Licensee during the term of this Agreement, such improvement, enhancement, addition or other modification shall be jointly owned by the Licensor (or its parent company, Matsushita Electric Industrial Co., Ltd.) and the Licensee. The application for protection and its costs for such jointly owned improvement, enhancement, addition or other modification ("Joint Property") shall be discussed separately by the parties. Each party and its Affiliates may use such Joint Property for any purpose

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

without the consent of the other party and without any compensation or accounting to the other party, provided that granting a license, sale, transfer or other disposition of the Joint Property to any third party (excluding respective Affiliates) requires a prior written consent of the other party and the income resulting from such license, sale, transfer or other disposition shall be shared equally between the parties hereto.

ARTICLE 4. PRODUCTION EQUIPMENT & COMPONENTS

4.01 Production Equipment:
In the event that Licensee purchases any of the Production Equipment excluding the molds and dies from any third party, Licensee agrees that in order for Licensor to properly provide Technical Assistance to Licensee pursuant to this Agreement, Licensee shall purchase such Production Equipment only in accordance with the specifications therefor that are given to Licensee by Licensor. Any such purchases shall be subject to the prior approval (which shall not be unreasonably withheld) by Licensor of the actual specifications, function or performance of such Production Equipment that may be purchased. As for the molds and dies, the Licensor provides the specification of the Components to be manufactured with such molds and dies, and the Licensee shall purchase the molds and dies at its sole discretion and responsibility.

4.02 Components:
In the event Licensee purchases any Components from any third party, Licensee agrees that in order for Licensor to properly provide Technical Assistance to Licensee pursuant to this Agreement, any such Components that Licensee purchases from any third party shall meet and maintain the specifications and quality standards set therefor by Licensor.

ARTICLE 5. REMUNERATION

5.01 The parties hereto agrees to establish the [*] quantities as to the each of the Products which Licensee shall manufactures and sells in [*] during each annual term of this Agreement. Such [*] quantities shall be separately confirmed in writing, which writing becomes a part of this Agreement.

5.02 In consideration of the Technical Assistance to be provided by Licensor to Licensee and the Licenses granted to Licensee pursuant to this Agreement, Licensee agrees to pay to Licensor a technical assistance fee set forth in Exhibit D.

                                     - 6 -

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.03 Licensee agrees to provide Licensor with written reports, in such a form as may be reasonably indicated and requested by Licensor, within [*] after the end of each Calculation Period beginning with the Calculation Period commencing on the Effective Date, setting forth the number of Products to be calculated based on the Components kit of the Products shipped from Licensor during the immediately preceding Calculation Period, and also showing computation of the technical assistance fee payable pursuant to the provisions of this Article and compensation of the tax described in Article
5.05 hereof. The report following expiration or termination of this Agreement shall include all of the Products shipped from Licensor prior to the expiration or termination hereof and not previously reported to Licensor. Within [*] after the end of each Calculation Period, Licensee shall pay to Licensor the technical assistance fee for the Products included in such report in United States Dollars, by telegraphic transfer to Licensor's account at such bank as shall be designated by Licensor. The conversion to United States Dollars from Chinese Yuan shall be made based on the TTB rate quoted by the Citibank in California, U.S.A. on the date of relative payment.

5.04 Licensee agrees to keep records showing the total number of the Products calculated based on the Components kit of the Products shipped from Licensor, and showing other related information in sufficient detail to enable the technical assistance fee payable hereunder by Licensee to be determined. Licensee further agrees, if Licensor so requests, to permit its books and records to be examined by Licensor from time to time during the term hereof and for one (1) year after termination or expiration hereof and to take extracts therefrom, to verify the technical assistance fee due and payable hereunder. Such examination shall be made at the expense of Licensor by its duly authorized representative(s) or agent(s) appointed by Licensor.

5.05 The technical assistance fee payable to Licensor by Licensee hereunder is net of the withholding tax or the tax at the source, and, if there is any such tax, the amount of the technical assistance fee is adjusted to compensate for such tax. Licensee shall promptly after payment of such tax furnish Licensor with a copy or the pertinent receipt of such tax issued by the tax agency or proof of payment thereof.

5.06 If, as of the expiration or termination of this Agreement, there are any: (1) Products then completed by Licensee but not yet sold or otherwise disposed of; or (2) Products then in the process or manufacture or assembly; the technical assistance fee shall be paid thereon, as set forth above, by Licensee to Licensor by telegraphic transfer for all of such products within [*] after such expiration or termination hereof. Licensee agrees to provide Licensor with written reports in respect of any Products provided for in this
Article 5.06 in like form and manner set forth in Article 5.03 hereof, within [*] after the expiration or termination hereof, setting forth the number of each such Product then completed or then in process as or the date of expiration or termination hereof.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

ARTICLE 6. MAINTENANCE OF QUALITY

6.01A Licensee agrees that in order for Licensor to properly provide the Technical Assistance to Licensee pursuant to this Agreement, Licensee shall strictly comply, in the Production of the Products hereunder, with all specifications and quality standards that are reasonably established by Licensor for Production of the Products. Licensee agrees to submit to Licensor, as Licensor reasonably requests, Licensee's quality control and inspection data in such form as may be reasonably established by Licensor for its inspection. Licensee shall keep, during and for one (1) year after the term of this Agreement, copies of such quality control and inspection data so furnished to Licensor. Licensee agrees, upon reasonable request of Licensor, to send to Licensor samples of Products or the Components obtained by Licensee or its Sub-Licensee in reasonable quantities. Licensor may give Licensee, as promptly as possible, such Technical Assistance and such pertinent advice and/or instructions in written form in English with respect to the Products and/or Components, as shall be necessary in the reasonable opinion of Licensor after inspecting and/or testing such samples and/or after reviewing the reports of quality control, inspection and/or manufacturing data.

6.01B If, at any time during the term of this Agreement, Licensee and Licensor deem it necessary, Licensor may send to Licensee, Licensor's engineer(s) and/or technician(s) for the purpose of checking and/or inspecting the quality and/or performance of the Products and/or Components manufactured or assembled by, and/or the performance of the Production Equipment and/or the quality of the Components purchased by, Licensee or the Sub-Licensee, and in any such event, the provisions of Article 2.03 hereof shall be applicable to such sending of Licensor's engineer(s) and/or technician(s).

6.01C Licensee further agrees to promptly furnish Licensor with information in connection with complaints or claims, if any, from users with respect to the Products, the nature of such complaints or claims in written or oral form. Licensor may give Licensee appropriate advice in connection with such complaints and claims after checking the information furnished by Licensee. The preceding provision shall not be interpreted to oblige Licensor to be responsible for any such complaints or claims and/or Licensor's advice.

6.01D Licensee hereby agrees to inform Licensor forthwith in writing of any current or future standards, legal or otherwise, applicable to the Products, if any, in [*]. Licensor agrees to provide Licensee with such information and assistance as may be reasonably required by Licensee in obtaining any approvals, ratings or listings for the Products.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

6.02 Manufacture and assembly of the Products and the sale or other disposition thereof by Licensee or the Sub-Licensee, as well as any guarantee thereon to Licensee's customers of the Products including, without limitation, responsibility for product liability, obtaining approval for the Products pursuant to any standard, legal or otherwise, applicable to the Products, shall be at Licensee's sole cost and expense and at Licensee's sole risk and responsibility, and Licensor shall not be responsible therefor to Licensee, the Sub-Licensee or any third party. Licensee shall indemnify Licensor for and hold Licensor harmless from any losses, liabilities, damages, claims, actions, suits, proceedings, costs and expenses (including fees and expenses of counsel) arising out of or in connection with the use by Licensee of any Technical Assistance, Production Equipment, Components, Technical Information, advice or service furnished by Licensor hereunder and the manufacture or assembly and sale or other disposition of the Products or Components hereunder, including, without limitation, claims for product liability (excepting those claims relating to defects in design of the Products) and obtaining approval for the Products pursuant to any standards, legal or otherwise, applicable to the Products or for infringement of any patents, trademarks or other proprietary rights or any third party.

6.03 The sole obligation of Licensor with respect to the Technical Assistance, advice or service to be provided to Licensee under this Agreement shall be to furnish the same to Licensee as provided for in this Agreement. Licensor shall have no responsibility for the ability of Licensee or the Sub-Licensee to use such Technical Assistance, Technical Information, advice or service or for the Products manufactured or assembled by Licensee or the Sub-Licensee thereunder.

ARTICLE 7. TRADEMARK

7.01 Licensee shall affix Licensee's brand name and/or its trade name designated by Licensee on the Products. Licensee shall not use any trademark, model numbers or tradename used by the Licensor or any mark which shall be, in the Licensor's opinion, similar to or shall resemble such Licensor's trademarks, model numbers or tradename, on the Products or with respect to the sale, use, lease or other disposition thereof (including relevant printings and advertising materials).

ARTICLE 8. GENERAL PROVISIONS

8.01 Secrecy and Unauthorized Use of Technical Information:
8.01A Except as specifically set forth in Article 8.01 hereof or otherwise approved by Licensor in a separate writing, Licensee agrees to treat and keep secret and confidential and not to disclose, except as herein provided pursuant to Article 8.01B below, to any person, Licensor's technical know-how which may be disclosed by Licensor's engineers or technicians and/or acquired by Licensee's officers or employees and agents, as well as all Technical Information, advice and service furnished or disclosed by Licensor to Licensee hereunder, except to the extent Licensee may be required to disclose the same to obtain any approvals for the Products as provided for in Article 6 above or as may otherwise be required by law. Licensee further shall not use any Technical Information, advice or service furnished hereunder for any purpose other than that of this Agreement and shall not file or cause to be filed application for any patent or similar right in any countries based on or with respect to the Technical Information, advice or service furnished hereunder.

8.01B In the event Licensee shall disclose any of the Technical Information to the Sub-Licensee, except as provided in Article 8.01A hereof, Licensee shall obtain from the Sub-Licensee a confidential information agreement or arrangement as shall be mutually satisfactory to Licensor and Licensee.

8.01C Licensee shall take all necessary actions to comply and to compel compliance with the provisions of Article 8.01A hereof and with the provisions of any confidential information agreement or arrangement entered into pursuant to the provisions of Article 8.01B hereof.

8.01D The provisions of Article 8.01 hereof shall survive the expiration or termination of this Agreement, unless and until any Technical Information and advice or service furnished in connection therewith, as referred to in Article 8.01A above, shall have become part of the public domain or until two (2) years after the expiration or termination of this Agreement.

8.02 No Warranty:

8.02A Nothing herein contained shall be construed as the making or giving by Licensor of any warranty or representation that any Products manufactured or assembled by Licensee or the Sub-Licensee hereunder or that any process or method for manufacturing or assembling the Products by Licensee or the Sub-Licensee or that any Components or Production Equipment purchased by Licensee or the Sub-Licensee according to the specifications supplied from Licensor shall not infringe upon any proprietary property rights, including but not limited to, patent rights and trademark rights owned or otherwise controlled by a third party. Any license or permission, if any, that is required by Licensee or the Sub-Licensee from any third party, to manufacture or assemble or sell or otherwise dispose of the Products hereunder, shall be acquired by Licensee at its own cost and risk. Notwithstanding the foregoing, Licensor represents that it is not presently aware that any of the Technical Information infringes upon any intellectual property rights owned or otherwise controlled by any third party, and that no claim of such infringement has been asserted against Licensor as of the date of this Agreement.

                                     - 10 -
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8.02B During and after the term hereof, nothing herein contained shall be construed as the making or giving by Licensor of any warranty or representation that any Products meet the current or future standards, legal or otherwise, applicable to the Products, if any, in the [*] or any country of the world.

8.03 Force Majeure:
Neither party shall be liable for delay or failure in performance arising from any of the following: (a) acts of God, or public enemy, or war (declared or undeclared); (b) acts of governmental or quasi-governmental authorities or any political subdivision thereof, or of any department or agency thereof, or regulations or restrictions imposed by law or by court action; (c) acts of persons engaged in subversive activities or sabotage; (d) fires, floods, explosions, or other catastrophes; (e) epidemics or quarantine restrictions; (f) strikes, slowdowns, lockouts, or labor stoppages, or disputes of any kind; (g) freight embargoes or interruption of transportation; (h) any other causes, similar or dissimilar, beyond the control of the affected party, and the time for performance by such party shall be extended by a period of any such delay.

8.04 Breach or Default and Waiver:
Either party hereto has the right to terminate this Agreement by giving a written notice to the other party to that effect in the event such other party shall have been in a material breach and/or default of this Agreement and such material breach and/or default shall not have been corrected within sixty (60) days after receipt of notice specifying the nature of such breach and/or default. The termination of this Agreement shall be without any prejudice to the rights which such terminating party may have under this Agreement. No failure or delay on the part of any party to exercise its right of termination of this Agreement for any one or more breaches and/or defaults shall be construed to prejudice its rights of termination for any other or subsequent breaches and/or defaults.

8.05 Disputes:
Any disagreement in connection herewith shall be finally settle by arbitration. If Licensor initiates the arbitration, the arbitration shall be held in San Francisco, California, the U.S.A. in accordance with the arbitration rules of American Arbitration Association. If Licensee initiates the arbitration, the arbitration shall be held in Tokyo, Japan in accordance with the arbitration rules of Japan Commercial Arbitration Association.

8.06 Applicable Law:
This Agreement shall be interpreted and governed in accordance with the laws of Japan, without reference to its conflicts of laws principles.


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

8.07 Assignment:
Neither this Agreement or any rights and obligations hereunder shall be assignable or otherwise transferable by either party, voluntarily or by operation or law or otherwise, without the prior written consent of the other party hereto, and any assignment or transfer without such consent of the other party shall be null and void; provided, however, that all of the terms of this Agreement shall inure to the benefit of and shall be binding upon each of the parties hereto and their respective successors and assigns as may be expressly consented to in writing by the other party.

8.08 Entire Agreement and Amendment.
This Agreement and the exhibits thereto, contains the entire and only agreement between the parties hereto with respect to the subject matter herein contained and, with the foregoing exceptions, this Agreement supersedes and cancels all previous agreements, negotiations, commitments and writings with respect to the subject matter hereof. This Agreement may not be amended, modified, superseded or canceled, nor may any of the terms, provisions or conditions hereof be waived, except by a written instrument duly executed by an authorized officer of each of the parties hereto. No waiver by either party of any condition of this Agreement, in any one instance, shall be deemed to be or construed as a further or continuing waiver or any such condition.

8.09 Obligations After Expiration or Termination:
Except as to Products completed and/or in process as referred to in Article 5.05 hereof, upon and after the expiration or termination of this Agreement, Licensee shall not engage, nor contract with third parties to engage, in the manufacture or assembly or sale or other disposition of the Products, and Licensee shall, upon and after the expiration or termination of this Agreement, neither use nor contract with third parties to use any Technical Information or technical know-how embodied in the Technical Information, advice, service or other technical assistance furnished by Licensor hereunder, and Licensee shall return to Licensor without charge, within fourteen (14) days after notice to that effect sent by Licensor to Licensee, all or such Technical Information theretofore delivered or furnished by Licensor hereunder in written form relating to the Products and the manufacture and assembly thereof, including all copies or reproductions thereof.

8.10 Article Headings:
The article headings contained in this Agreement are for the convenience of reference only and do not form a part of this Agreement, and shall not in any way affect the interpretation of this Agreement.

8.11 Notice:


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


For the purpose of this Agreement, any notice hereunder shall be sufficiently given if:

8.11A Delivered personally, in which case it shall be deemed to have been received at the time of delivery; or

8.11B Sent by prepaid registered or certified air mail, addressed as follows:

        To Licensee at:

        UTStarcom Inc.
        1275 Harbor Bay Parkway, Suit 100, Alameda, California 94502, the U.S.A.
        Attention: Russell L. Boltwood

        To Licensor at:

        Matsushita Communication Industrial Co., Ltd.
        Communication Systems Division
        4-3-1, Tsunashima-higashi, Kohoku-ku, Yokohama 223-8639, Japan
        Attention: General Manager,
        International Business Department

or to such other addresses as may hereafter be furnished in writing by either party hereto to the other, and such mail shall be deemed conclusively to have been received on the tenth (10th) business day of the recipient following the date on which it is so mailed.

8.12 Scope of Technical Assistance and Licenses:
The Technical Assistance to be provided and licenses granted pursuant to this Agreement are solely for manufacturing, assembling and selling the Products and not for manufacturing, assembling and selling any individual Components or Production Equipment.

8.13 Change of Specifications:
8.13A Licensee, when it or the Sub-Licensee desires to make any change(s) in the specifications or to the physical appearance of the Products, shall notify Licensor of any such change in writing and shall obtain the prior written consent of Licensor. Such changed Products shall be also deemed to be Products for the purpose of this Agreement.

8.13B Upon written notice to Licensee, Licensor may from time to time alter the specifications of any Products (including but not limited to change and substitution of materials and Components) in any manner which, in the judgment of Licensor, does not degrade the performance or quality of the Products, without incurring any liability to Licensee.

ARTICLE 9. TERM & TERMINATION

9.01 This Agreement shall be effective for the period of three (3) years commencing on the Effective Date unless earlier terminated pursuant to the provisions of this Agreement, and after expiration of the original term, this Agreement may be renewed by the mutual written consent of the parties hereto under the terms and conditions to be then mutually agreed upon and subject to the approval of the Japanese Government, if then required.

9.02 If at any time during the term of this Agreement, Licensee makes any unauthorized use of any Technical Information, advice or service furnished by Licensor to Licensee, Licensor shall have the right to terminate this Agreement upon notice without prejudice to any rights which Licensor may have under or in connection with this Agreement.

9.03 Should Licensee at any time default in making payment of any technical assistance fee or in providing any report as herein provided for and fail to remedy such default within sixty (60) days after written notice to that effect given by Licensor, Licensor may, at its option, terminate this Agreement by giving notice in writing to Licensee. No failure or delay on the part of Licensor to exercise its right of termination of this Agreement for any one or more defaults of Licensee in the payment of any technical assistance fee or in providing any report pursuant hereto shall be construed to prejudice Licensor's rights of termination hereof for any other or subsequent default.

9.04 Licensor may terminate this Agreement immediately by giving a written notice to Licensee upon any of the following events:

(a) any arrangement with direction or any application for bankruptcy, receivership, winding-up or other similar proceeding against Licensee and/or Sub-Licensee shall be made by Licensee, Sub-Licensee or any other person;

(b) all of or, in the opinion of Licensor, substantial part of the assets of Licensee and/or Sub-Licensee shall be seized or attached in conjunction with any action against Licensee and/or Sub-Licensee by any third party.;

(c) a sale of all of or in the opinion of Licensor, substantially all of the assets of Licensee and/or Sub-Licensee is made, or this Agreement is assigned by Licensee without the prior written consent of Licensor;

(d) there occurs any such change in the capital ownership and/or management control of Licensee and/or Sub-Licensee as, in the opinion of Licensor, may adversely affect the performance of this Agreement and/or the benefits or rights of Licensor in this Agreement;

(e) there occurs any difficulties, in Licensor's opinion, to perform the obligation under this Agreement due to any of significant changes of the political, economic or taxation policy by the governmental or quasi-governmental organization or agencies in the USA or P.R. China;

(f) an agreement concerning the supply of the Components of the Products is, in any reason, terminated.;

(g) Licensor judges that the quality of the Products assembled by Licensee or Sub-Licensee hereunder is found to be insufficient and such insufficiency seems not to be corrected within a reasonable period of time;

(h) an import license of the Components and/or Production Equipment into the USA and/or an import license of the Components and/or Production Equipment from Licensee to Sub-Licensee is not obtained from the competent authority of the government of the USA or P.R.China, (to the extent that such license is required by law), within one hundred and eighty (180) days from the Effective Date hereof; or

(i) the sub-licensing arrangement between Licensee and Sub-Licensee is not completed or is terminated

9.05 Expiration or termination of this Agreement for any reason whatsoever shall not affect the rights of Licensor or Licensee which shall have been accrued hereunder.

ARTICLE 10.

10.01 No Joint Venture:
This Agreement is not a joint venture or a partnership, and nothing herein shall be deemed, construed or in any way interpreted to constitute the parties as joint venturers or as partners.

10.02 Export Control:
A. In connection with the performance of this Agreement and the transactions contemplated hereunder, Licensor and Licensee each hereby agree to fully comply with all applicable provisions of the export control laws and regulations of Japan and the United States.

B. Licensee agrees to treat all data communicated to it by Licensor as required by the appropriate export control laws of [*]. If such data are subject to the export control laws of [*], Licensor shall so notify Licensee together with the applicable Classification Numbers. Should Licensee transmit any non-public technical data to Licensor in the course of the performance of this Agreement, Licensor shall comply with applicable U.S. regulations governing the use and communication of such technical data. If such data are subject to the export control regulations of the United States, Licensee shall also notify Licensor together with the applicable Classification Number.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

C. Licensee agrees that it shall not export the Products manufactured hereunder to any country to which export is restricted by the Export Administration Regulations without the required approval of the United Slates Government to the extent required.

D. Licensee shall not knowingly sell, lease or otherwise dispose of either any data transmitted hereunder, or the Products, directly or indirectly, to any customer who makes use of, or is likely to or intends to make use of, the same for "Military Purposes". For the purpose of this section, "Military Purposes" means the design, development, manufacture or use of any weapon, including without limitation nuclear weapon, biological weapon, chemical weapon and missiles, other than the design, development, manufacture or use of the same by or on behalf of the Government of Japan, the Government of the United States or any other country which was a member of COCOM as of March 1, 1994.

E. The provisions of this Article 10.02 shall survive the expiration or earlier termination of the Agreement, and shall continue in full force and effect as long as any data communicated hereunder is subject to export controls.

F. In order to assure the observance and/or implementation by Licensee of the foregoing provisions, Licensee shall submit necessary documents (including without limitation, sales contract, sales notes and invoices) in accordance with request of Licensor.

G. In the event that Licensee violates the provisions of this Article 10.02, Licensee shall bear responsibility for any and all damages incurred by Licensor because of such violation, and further, notwithstanding the provisions of
Article 8.04 hereof, Licensor shall have the right to terminate this Agreement forthwith by giving a written notice to Licensee, without any prejudice to the rights and remedies which Licensor may have under this Agreement.

H. In the course of operation under this Agreement, Licensor may wish to obtain from Licensee, technical data, whether by direct communication between Licensee and Licensor, or by communication between Licensee and employees of Licensor who are not U.S. citizens, but who are assigned to Licensee by Licensor. To the extent that any such technical data is subject to U.S. export controls and may not be exported except with prior receipt of a Letter of Assurances, this Agreement is intended to serve as such Assurances. Licensor assures that it will not re-export, re-transfer or otherwise release any such data or the direct product thereof except in conformity with the then applicable U.S. export control laws and regulations. As used in this Article 10.02, the terms "technical data" and "direct product" shall have the meaning specified in the U.S. Export Control Regulations. The obligations contained in this Article 10.02 shall survive the expiration or earlier termination of this Agreement.

Article 11. SEVERABILITY

11.01 If any provision(s) of this Agreement shall contravene the laws of Japan and/or the U.S.A., it is agreed that the invalidity or illegality of such provision(s) shall not invalidate the whole of this Agreement but this Agreement shall be construed as if it did not contain the provision(s) claimed or held to be invalid or illegal in the particular jurisdiction concerned insofar as such construction does not effect the substance of this Agreement, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. In the event, however, that such claim of invalidity or illegality shall substantially and adversely effect the interest of either party hereto, the parties hereto shall negotiate a mutually acceptable provision(s) not conflicting with such laws, and, if the parties hereto cannot agree upon a substitute provision(s) within a reasonable period, Licensor or Licensee may terminate this Agreement forthwith.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement in two (2) original counterpart instruments, to be executed and delivered in English, as of the date written below, by their duly authorized officers.

Matsushita Communication Industrial          UTStarcom Inc.
Co., Ltd., Communication Systems Division

By:        /s/ Y. Katsura                    By:        /s/ Hong Liang Lu
    --------------------------------------       -------------------------------
Name:      Yasuo Katsura                     Name:      Hong Liang Lu
      ------------------------------------         -----------------------------
Title:     Director, Member of the Board     Title:     President & CEO
       -----------------------------------          ----------------------------
Date:      October 1, 1999                   Date:      October 1, 1999
      ------------------------------------         -----------------------------

EXHIBIT A
                                LIST OF PRODUCTS

1) Radio Port Controller
   EC-H11940A

2) Radio Port
   EA-7H75B
   EA-7H74B

EXHIBIT B  (1/2)

                          LIST OF TECHNICAL INFORMATION

(1) Design related materials
      Technical Specifications
      Hardware
      Function
      Design Standard
      Design Review
      Reliability, Safety, Design Standard
      Design Drawing
      Schematics
      Paris Drawing
      Assembling Drawing
      PCB Diagram
      PCB Layout Diagram
      Component List
      Component Specifications
      Adjustment Specification
      Inspection Test Specification
      software Specification
      Programming data for Equipment Operating
      Test Planning
      Test Procedure
      Test Report
      Test Program
      Chip mount CAD Data
      Schematic CAD Data
      Mechanical component CAD Data
      PCB CAD Data
      Quality Report

(2) Production Related materials
      Manufacturing Process Flow-chart
      Management Process Diagram
      QC Process Diagram
      Asembling Instruction Specifications
      Manufacturing Equipment Specifications and its List

(3) Quality Control & Assurance Related materials
      Acceptance Inspection Standard
      Process Inspection Standard
      Shipment Inspection Standard
      Acceptance Inspection Instruction
      Shipment Inspection Instruction
      Process Inspection Instruction
      Service Manual

(4) Operating Instruction
      Instruction Manual
      Installation Manual
      Parameter Setting Manual
      Programming Manual

EXHIBIT B  (2/2)

    Exhibit C (1/3)

       SCHEDULE OF TECHNICAL SERVICES AT THE INITIAL STAGE AND THE PAYMENT




                                  [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

Exhibit C (2/3)
                   TECHNICAL SERVICE COSTS AND EXPENSES (RPC)

UNIT: [*]

---------------------------------------------------------- ---------------- ------------------ --------------
                          ITEM                                  PLACE           MAN-MONTH         AMOUNT
---------------------------------------------------------- ---------------- ------------------ --------------
        1  Technical Information
           1) Parts Drawings (Electric, Mechanical)             Japan              [*]              [*]
           2) Factory Line Flow-chart (Factory)                 Japan              [*]              [*]
           3) QA & Inspection Manual (QA)                       Japan              [*]              [*]
           4) Assembling Instruction Manual (Factory)           Japan              [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Sub-Total 1                                                             [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
        2  Technical Services
           1) Training at UTS (Factory)                         China              [*]              [*]
                              (QA)                              China              [*]              [*]
                              (Electric)                        China              [*]              [*]
                              (Mechanical)                      China              [*]              [*]

           2) Evaluation on UTS made sample (QA)                Japan              [*]              [*]
                              (Electric)                        Japan              [*]              [*]
                              (Mechanical)                      Japan              [*]              [*]

           3) Business Trip Expense (factory)                   China              [*]              [*]
                              (QA)                              China              [*]              [*]
                              (Electric)                        China              [*]              [*]
                              (Mechanical)                      China              [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Sub-Total 2                                                                              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Total                                                                                    [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
---------------------------------------------------------- ----------------
         Calculation basis                                      Unit
---------------------------------------------------------- ----------------
1-man/day (1-man/month = 20 days, 4 Wk =1 month)                       [*]
---------------------------------------------------------- ----------------
Air ticket & Other transportation fee/time                             [*]
---------------------------------------------------------- ----------------
Hotel Accomodation/day                                                 [*]
---------------------------------------------------------- ----------------
Meal & Trip expense/day                                                [*]
---------------------------------------------------------- ----------------


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

Exhibit C (3/3)
                    TECHNICAL SERVICE COSTS AND EXPENSES (RP)

UNIT: [*]

---------------------------------------------------------- ---------------- ------------------ --------------
                          ITEM                                  PLACE           MAN-MONTH         AMOUNT
---------------------------------------------------------- ---------------- ------------------ --------------
        1  Technical Information
           1) Parts Drawings (Electric, Mechanical)             Japan              [*]              [*]
           2) Factory Line Flow-chart (Factory)                 Japan              [*]              [*]
           3) QA & Inspection Manual (QA)                       Japan              [*]              [*]
           4) Assembling Instruction Manual (Factory)           Japan              [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Sub-Total 1                                                             [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
        2  Technical Services
           1) Training at UTS (Factory)                         China              [*]              [*]
                              (QA)                              China              [*]              [*]
                              (Electric)                        China              [*]              [*]
                              (Mechanical)                      China              [*]              [*]

           2) Evaluation on UTS made sample (QA)                Japan              [*]              [*]
                              (Electric)                        Japan              [*]              [*]
                              (Mechanical)                      Japan              [*]              [*]

           3) Business Trip Expense (factory)                   China              [*]              [*]
                              (QA)                              China              [*]              [*]
                              (Electric)                        China              [*]              [*]
                              (Mechanical)                      China              [*]              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Sub-Total 2                                                                              [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
           Total                                                                                    [*]
---------- ----------------------------------------------- ---------------- ------------------ --------------
---------------------------------------------------------- ----------------
         Calculation basis                                      Unit
---------------------------------------------------------- ----------------
1-man/day (1-man/month = 20 days, 4 Wk =1 month)                       [*]
---------------------------------------------------------- ----------------
Air ticket & Other transportation fee/time                             [*]
---------------------------------------------------------- ----------------
Hotel Accomodation/day                                                 [*]
---------------------------------------------------------- ----------------
Meal & Trip expense/day                                                [*]
---------------------------------------------------------- ----------------



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

EXHIBIT D
                            TECHNICAL ASSISTANCE FEE

1. The technical assistance fee for each unit of the Products shall be calculated [*] in accordance with the following formula ("Formula"); [*]

2. For the first year, the technical assistance fee calculated in accordance with the Formula shall be as follows;

     Radio Port Controller (EC-H11940A)
     [*]
     Radio Port (EA-7H75B)
     [*]
     Radio Port (EA-7H74B)
     [*]

3. For the following year, the same FOB price of the finished Product is used for the purpose of the Formula provided that, if the FOB price of the Components kit of the Product is adjusted, the FOB price of the finished Product is also adjusted by the same percentage.




[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS